                                                                   EXHIBIT 10.36

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                           1999 STOCK INCENTIVE PLAN


     1. Purpose. The North American Technologies Group, Inc. 1999 Stock Incentive Plan (the "Plan") is established to attract, retain and reward persons providing services to North American Technologies Group, Inc. and any successor corporation thereto (the "Company") and to motivate such persons to contribute to the growth and profits of the Company in the future.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, and Restricted Stock Awards.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Effective Date" means the date on which the Plan is approved by the stockholders as set forth in Section 13.

     "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a United States securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall be the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported; (iii) if the Fair Market Value cannot be determined on the basis previously set forth in this definition on the date that Fair Market Value is to be determined, The Board shall in good faith determine the Fair Market Value of the Stock on such date.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not an employee or officer of the Company or any Subsidiary.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any Option to purchase shares of Stock granted pursuant to Section 6.

     "Stock Award" means any Award granted pursuant to Section 7.

     "Stock" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 8.

"Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     2. Administration. The Plan shall be administered by the full Board of Directors of the Company or a committee of such Board of Directors comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(a)(3) promulgated under the Act (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator is authorized to:

         (a) construe the Plan and any Award under the Plan;
         (b) select the directors, officers, employees and consultants of the Company and its Subsidiaries to whom Awards may be granted;
         (c) determine the number of shares of Stock to be covered by any Award;
         (d) determine and modify from time to time the terms and conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;
         (e) accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in awards providing for such acceleration;
         (f) impose limitations on Awards, including limitations on transfer and repurchase provisions;
         (g) extend the exercise period within which Stock Options may be exercised; and
         (h) determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals.

     The determination of the Plan Administrator on any such matters shall be conclusive.

     3. Eligibility. Awards may be granted only to employees (including officers and directors who are also employees) and directors of the Company or its subsidiaries or to individuals who are rendering services as consultants, advisors or independent contractors to the Company. The Board, in its sole discretion, shall determine which persons shall be granted Awards (a "Participant") and, in accordance with subsection (b), which type of Award each Participant is to receive. Eligible persons may be granted more than one Award.

     4.  Options and Stock to be Issued under the Plan.

         (a) General. Awards may be either incentive stock options ("Incentive Stock Options") as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options ("Nonqualified Stock Options"). Incentive Stock Options and Nonqualified Stock Options are hereinafter referred to as "Options". Issuances of Common Stock under the Plan ("Stock Awards") and/or common stock issued upon exercise of Options may be subject to the terms and conditions of stock restriction provisions, including vesting and repurchase provisions, which provisions may be part of the awardee's Award agreement or may be part of a separate agreement. Options and/or Stock Awards are hereinafter referred to as "Awards".

         (b) Type of Award Which May Be Granted. Nonqualified Stock Options may be granted to any employee or prospective employee of the Company. Incentive Stock Options may be granted only to employees of the Company. A director of the Company may not be granted an Incentive Stock Option unless the director is also a employee of the Company. An individual who is rendering services as a director, consultant, advisor or independent contractor may be granted only a Nonqualified Stock Option and may not be granted an Incentive Stock Option. Stock Awards may be granted to any eligible person.

     5. Shares Subject to the Plan. The number of shares of Stock which may be issued pursuant to the Plan shall be 10% of the total number of shares of Stock issuable and outstanding, on a fully diluted basis; provided, however, that the foregoing formula shall never result in a decrease in the maximum number of shares available under this Plan at the time of its approval by the Board. For purposes of the foregoing limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, on and after the date that the Plan is subject to Section 162(m) of the Code, Stock Options with respect to no more than 500,000 shares of Stock may be granted to any one individual participant during any one calendar year period. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company. In no event shall more than 1,000,000 Incentive Stock Options be issued pursuant to the Plan.

     6.  Options.

         (a) Time for Granting Options. All options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the Stockholders of the Company.

         (b) Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the exercise price of the Option, the timing and terms of exercisability and vesting of the Option, whether the Option is to be treated as an Incentive Stock Option or as a Nonqualified Stock Option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Common Stock covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

             (i) Exercise Price. The exercise price for each option shall be established in the sole discretion of the Board; provided, however, that (i) the exercise price per share for an Incentive Stock Option shall be not less than the fair market value (as defined below) of a share of Stock on the date of the granting of the Option, (ii) the exercise price per share for a Nonqualified Stock Option shall not be less than fifty percent (50%) of the fair market value of a share of Common Stock on the date of the granting of the Option and (iii) no Incentive Stock Option granted to a Participant who at the time the Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date of the granting of the Option. Notwithstanding the foregoing, an option (whether an Incentive Stock Option or a Nonqualified Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

         (c) Exercise Period of Options. The Board shall have the power to set the time or times within which each option shall be exercisable or the event or events upon the occurrence of which all or a portion of each option shall be exercisable and the term of each option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such option is granted, and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted (such period or periods being hereinafter referred to as the "Option Period") and provided further that, unless the option agreement provides otherwise:

             (i) If a Participant shall cease to be employed by the Company or to serve as a director or consultant, as the case may be, all Options to which the Participant is then entitled to exercise may be exercised only within three months after the date of termination and within the Option Period or, if such termination was due to disability or retirement (as hereinafter defined), within one year after termination of employment and within the Option Period. Notwithstanding the foregoing: (a) in the event that any termination of employment shall be for Cause (as defined herein) or the Participant becomes an officer or director of, a consultant to or employed by a Competing Business (as defined herein), during the Option Period, then any and all Options held by such Board participant shall forthwith terminate; and (b) the Board may, in its sole discretion, extend the Option Period of any Option for up to five years from the date of termination of employment regardless of the original Option Period. For purposes of the Plan, retirement shall mean the termination of employment with the Company or service on the Board other than for Cause, at any time after the age 65.

             (ii) For purposes of this Plan, the term "Cause" shall mean (a) with respect to an individual who is party to a written agreement with the Company which contains a definition of "cause" or "for cause" or words of similar import for purposes of termination of employment thereunder by the Company, "cause" or "for cause" as defined in such agreement; (b) in all other cases (I) the willful commission by an employee of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (II) the commission of an act of fraud in the performance of such person's duties to or on behalf of the Company; or (III) the continuing willful failure of a person to perform the duties of such person to the Company (other than a failure to perform duties resulting from such person's incapacity due to illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to cure such failure are given to the person by the Board of Directors of the Company. For purposes of the Plan, no act, or failure to act, on the part of any person shall be considered "willful" unless done or omitted to be done by the person other than in good faith and without reasonable belief that the person's action or omission was in the best interest of the Company.

             (iii) For purposes of this Plan, the term "Competing Business" shall mean: any person, corporation or other entity engaged in the business of selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company within the last year prior to termination of such person's employment, consultant relationship or directorship, as the case may be, hereunder.

         (d) Payment of Exercise Price. The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the "Payment Date") of the Option (I) in cash; (II) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price;
(III) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price;

or (IV) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (I)-(III) of this Section 6(c)(iv).

         (e) Standard Forms of Stock Option Agreement.

             (i) Nonqualified Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a "Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Nonqualified Stock Option agreement attached hereto as Exhibit A and incorporated herein by reference.

             (ii) Incentive Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in a form of Incentive Stock Option agreement attached hereto as Exhibit B and incorporated herein by reference.

         (f) Fair Market Value Limitation. To the extent that the aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable by a Participant for the first time during any calendar year (under all stock option plans of the Company, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Nonqualified Stock Options. For purposes of this Plan, the fair market value of the shares of Common Stock subject to an Award shall be determined in good faith by the Board; provided, however, that
(i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value on any given date shall be the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a United States securities exchange or the NASDAQ National Market System, the fair market value on any date shall be the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported. Notwithstanding the foregoing, the Board of Directors may provide at the time an Award is made that the fair market value of a share of Common Stock shall be determined on an alternative basis based upon the advice of the Company's independent public accountants and counsel.

     7.  Stock Awards.

         (a) The Board may grant Stock Awards to any officer, employee, director or consultant of the Company and its subsidiaries. A Stock Award entitles the recipient to acquire shares of Common Stock subject to such restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

     (b) Upon execution of a written instrument setting forth the Stock Award and paying any applicable purchase price, a Participant shall have the rights of a shareholder with respect to the Stock subject to the Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto. Unless the Board shall otherwise determine, certificates evidencing the Stock Award shall remain in the possession of the Company until such Common Stock is vested as provided in Section 7(c) below.

     (c) The Board at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Stock Awards shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Stock Award. If the grantee or the Company, as the case may be, fails to achieve the designated goals or the grantee's relationship with the Company is terminated prior to the expiration of the vesting period, the grantee shall forfeit all shares of Common Stock subject to the Stock Award which have not then vested.

     (d) Unvested Stock Awards may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Stock Award.

     8. Effect of Change in Stock Subject to Plan. Any other provision of the Plan notwithstanding:

     (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual participant,
(ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable. The adjustment by the Plan Administrator shall be final, binding and conclusive.

     (b) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock Option or stock Options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option or Options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code
Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

     (c) No adjustment or substitution provided for in this Section 8 shall require the Company to issue or to sell a fractional share under any stock Option agreement or share award agreement and the total adjustment or substitution with respect to each stock Option and share award agreement shall be limited accordingly.

     (d) In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company),
(iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the stock of the Company to a unrelated person or entity (in each case, a "Fundamental Transaction"), the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the Awards heretofore granted, or the substitution of such Awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price as provided in Subsections (a) and (b) of this Section 8. In the event of such termination each participant shall be notified of such proposed termination and permitted to exercise for a period of at least 15 days prior to the date of such termination all Options held by such participant which are then exercisable.

     9. Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following or any similar transaction occurs with respect to the Company:

         (a) The direct or indirect sale or exchange by the Stockholders of the Company of all or substantially all of the stock of the Company;

         (b) A merger or consolidation in which the Company is merged or consolidated with another corporation or entity, other than a corporation or entity that is an "affiliate" of the Company (as such term is defined in Rule 144(a) promulgated under the Securities Act of 1933, as amended);

         (c) The sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations of the Company); or

         (d) A liquidation or dissolution of the Company.

         In the event of an Ownership Change, all unvested shares underlying outstanding Awards shall automatically become fully vested and in the case of Options immediately exercisable, and shall be deemed to have attained such status immediately prior to the Ownership Change. In the event of an Ownership Change, any Options which are neither assumed or substituted for in connection with the Ownership Change nor exercised as of the date of the Ownership Change shall terminate and cease to be outstanding effective as of the date of the Ownership Change, unless otherwise provided by the Board. In the event of an Ownership Change, each Participant shall be given at least 15 days prior written notice of such Ownership Change and shall be permitted to exercise any Options during this 15 day period.

     10. Options Non-Transferable. During the lifetime of the Participant, the Options shall be exercisable only by the Participant. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

     11. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, if such registration shall be necessary, or before compliance by the Company or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of The NASDAQ Stock Market. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

     12. Termination or Amendment of Plan or Awards. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan or any Award at any time; provided, however, that no such action shall deprive any person, without such person's consent, of any rights previously granted pursuant to the Plan or Award.

     13. Stockholder Approval. Option Awards and Stock Awards may be made as of the date of approval of the Plan by the Board of Directors of the Company, provided however, that no Option Awards or Stock Awards shall become vested until such time as the Plan shall have received Stockholder approval. In the event that the Stockholders of the Company shall not have approved the Plan within twelve months of the date of Board approval of the Plan, any Option Awards and Stock Awards outstanding shall become null and void.

     14. Compliance with Section 16.  With respect to persons subject to
Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule and shall be construed to the fullest extent possible in a manner consistent with this intent). To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.

     15. Tax Withholding.

         (a) Whenever shares are to be issued or cash is to be paid under the Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for shares or any proceeds; provided, however, that in the case of a participant who receives an Award of shares under the Plan which is not fully vested, the participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 15 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

     (b) A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount
(i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) and (ii) of this Section 15(b).

     (c) A participant who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Non-Qualified Stock Option, or the receipt of a Restricted Stock Award, Stock Award or Performance Share Award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the participant having a Fair Market Value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the Company by the participant in cash or shall be withheld from the participant's next regular paycheck.

     (d) An election by a participant to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to
Section 15(c) must be in writing and delivered to the Company prior to the Tax Date.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing North American Technologies Group, Inc. 1999 Stock Incentive Plan was duly adopted by the Board of Directors of the Company on the 22 day of February, 1999.


                                    /s/ Judith Knight Shields
                                    -------------------------
                                             Secretary

                                 PLAN HISTORY



__________________, 1999            Board of Directors adopts Plan with a share
                                    reserve of [NUMBER] shares

__________________, 1999            Stockholders approve Plan with a share
                                    reserve of [NUMBER] shares